UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

Fairmount Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

[FAIRMOUNT BANCORP, INC. LETTERHEAD]

January 28, 2014

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Fairmount Bancorp, Inc. The Annual Meeting will be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, Maryland, at 4:00 p.m., Eastern Time, on February 25, 2014.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our 2013 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

It is important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you will be able to attend the Annual Meeting in person. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Your continued support of and interest in our Company are sincerely appreciated.

Sincerely,

/s/ Joseph M. Solomon

Joseph M. Solomon
President and Chief Executive Officer

Fairmount Bancorp, Inc.

8216 Philadelphia Road

Baltimore, Maryland 21237

410-866-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 25, 2014

Notice is hereby given that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Fairmount Bancorp, Inc. (the “Company”) will be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, MD, at 4:00 p.m. (local time) on February 25, 2014.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	election of two directors to the Board of Directors, each for a three-year term;

2.	ratification of the appointment of Smith Elliott Kearns & Company, LLC as the independent registered public accounting firm for the Company for the year ending September 30, 2014; and

3.	such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January     , 2014 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Lisa A. Cuddy

Lisa A. Cuddy
Corporate Secretary

January 28, 2014

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 25, 2014: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND FAIRMOUNT BANCORP’S ANNUAL REPORT TO STOCKHOLDERS, ARE EACH AVAILABLE ON THE INTERNET AT HTTP://WWW.CFPPROXY.COM/6839.

PROXY STATEMENT

Fairmount Bancorp, Inc.

8216 Philadelphia Road

Baltimore, MD 21237

410-866-4500

ANNUAL MEETING OF STOCKHOLDERS

February 25, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fairmount Bancorp, Inc. (the “Company”) to be used at the 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, MD, at 4:00 p.m. (local time) on February 25, 2014, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 28, 2014.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your proxy to our Corporate Secretary in order for your vote to be counted. Where no instructions are indicated, validly executed proxies will be voted “FOR” each of Proposals 1 and 2.

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Corporate Secretary prior to the voting of such proxy.

If your shares of common stock are held in “street name” by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting. If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nominee. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on January 21, 2014 (the “Record Date”), are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 484,839 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the two nominees proposed by the Board of Directors, to “WITHHOLD AUTHORITY” to vote for all the nominees being proposed or to vote “FOR ALL EXCEPT” one or more of the nominees being proposed. Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of shares voted at the Annual Meeting, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The ratification of the independent registered public accounting firm must be approved by the affirmative vote of a majority of the shares voted at the Annual Meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. The election of directors is considered a “non-discretionary” item for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the Annual Meeting. You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares, or else your shares will be considered “broker non-votes.”

Additional solicitations may be made by telephone, facsimile or other contact by certain of our directors, officers, other regular employees or agents, none of whom will receive the additional compensation for their proxy solicitation efforts. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

At the 2013 Annual Meeting of Stockholders we sought an advisory stockholder vote regarding whether a non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year. Upon the recommendation of the Board of Directors, our stockholders supported a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. The next advisory stockholder vote on executive officer compensation is scheduled for the 2016 Annual Meeting of Stockholders.

Participants in the Company’s Employee Stock Ownership Plan

If you participate in the Company’s Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. The ESOP trustees vote all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as allocated shares for which they have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is February 18, 2014.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of six members. Our Articles of Incorporation provide that the Board of Directors serve three-year staggered terms so that approximately one-third of the directors are elected at each annual meeting. The Nominating and Corporate Governance Committee of the Board of Directors has nominated to serve as directors William G. Yanke and Joseph M. Solomon, each of whom is currently a member of the Board of Directors, and each of whom has been nominated to serve for a three-year period and until his or her successor has been elected and shall qualify.

Consistent with our Corporate Governance Guidelines, which are available on our website at http://www.fairmountbancorp.com, the Nominating and Corporate Governance Committees seeks to nominate candidates with diverse experiences and perspectives and who have both the ability to contribute to some or various aspects of our business and a willingness to make the significant commitment of time and effort required of our directors. Each of the nominees listed below possess these attributes.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Nominating and Corporate Governance Committee may recommend or the number of authorized directors will be reduced. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Nominees for Director for Three-Year Terms Expiring 2017

Name	Age and Principal Occupation During the Past Five Years
William G. Yanke

Director of Fairmount Bank since 1998 and of the Company since inception in November 2009. Chairman of the Board of both Fairmount Bancorp, Inc. since inception and Fairmount Bank since 1998. Mr. Yanke is a Certified Public Accountant and has conducted an accounting practice since 1974. Age 68. Mr. Yanke’s accounting and tax experience and contacts in the local community are among his qualifications to serve on the Board and provide significant value to the Board.

Joseph M. Solomon

President, Chief Executive Officer and a director of Fairmount Bancorp, Inc. since inception in November 2009, and of Fairmount Bank since 2007. Mr. Solomon is responsible for overseeing the day-to-day operations of the Company and Fairmount Bank. Previously, Mr. Solomon served as President, Chief Executive Officer and a director of Valley Bancorp, Inc. and its subsidiary, Valley Bank of Maryland, from 1997 to 2007, when the companies were sold in a negotiated acquisition. Age 63.(1) Mr. Solomon’s banking experience and his knowledge of local markets are among his qualifications to serve on the Board and provide significant value to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2015

Name	Age and Principal Occupation During the Past Five Years
Edward J. Lally

Director of Fairmount Bank since 1995. Director of the Company since inception in November 2009. Corporate Secretary of Fairmount Bancorp, Inc. from inception until February 2011, and Fairmount Bank from 2002 until February 2011. Mr. Lally received no compensation for his service as Corporate Secretary. Mr. Lally has been the President/Owner of Master Graphics, Inc., a printing and graphic design company, since 1979. Age 66.(1) Mr. Lally’s business experience and contacts in the local community are among his qualifications to serve on the Board and provide significant value to the Board.

Mary R. Craig

Director of Fairmount Bank since 2005. Director of the Company since inception in November 2009. Ms. Craig has served as Administrative Law Judge for the Maryland Office of Administrative Hearings since 2005. Prior to that, she was an attorney in private practice. Age 61.(1) Ms. Craig’s legal experience and contacts in the local community are among her qualifications to serve on the Board and provide significant value to the Board.

(1)	At September 30, 2013.

Directors Whose Terms Expire in 2016

Name	Age and Principal Occupation During the Past Five Years
Jay T. French

Director of the Company and Fairmount Bank since December 2010. Mr. French has been retired since 2009. From 1982 until his retirement, he was President of The French Development Co., a real estate development company in Baltimore, Maryland, and Corporate Secretary of Towner Management Co., a property management company in Baltimore. Prior to that, Mr. French was a practicing attorney in Baltimore and Washington, D.C. Age 71.(1) Mr. French’s experience in the real estate industry and his contacts in the local business community are among his qualifications to serve on the Board and provide significant value to the Board.

Edgar F. Lassahn, Jr.

Commenced service as a director of the Company and Fairmount Bank on October 19, 2011. Elected a Board member in accordance with the Agreement and Plan of Conversion Merger by and among the Company, Fairmount Bank and Fullerton Federal Savings Association and Fullerton’s related Plan of Conversion. Mr. Lassahn served on Fullerton’s board of directors from 1970 until consummation of the Company’s acquisition of Fullerton on October 12, 2011. He has been President and owner of Lassahn Funeral Home, Inc. since 1996 and an employee of that company since 1960. Age 68.(1) Mr. Lassahn’s banking and business experience, his knowledge of Fullerton’s business, and his contacts in the local business community are among his qualifications to serve on the Board and provide significant value to the Board.

(1)	At September 30, 2013.

Board Independence

Since our common stock is quoted on the Over-the-Counter Electronic Bulletin Board, we are not subject to certain rules respecting the independence of directors applicable to companies traded on the NASDAQ Stock Market or on a national securities exchange. However, the Board of Directors has determined that each of our directors, with the exception of Mr. Solomon and Mr. Lally, is “independent” as defined in the listing standards of the NASDAQ Stock Market. Mr. Solomon and Mr. Lally are not independent because Mr. Solomon serves as a compensated executive officer of the Company and Fairmount Bank and Mr. Lally provides printing services to Fairmount Bank.

In determining the independence of directors the Board of Directors considered loans to the Company’s independent directors, which loans were reviewed by the Board in the ordinary course of business. See “Transactions with Certain Related Persons.”

Executive Officer Who Is Not Also A Director

Jodi L. Beal, CPA, age 43, has served as Vice President, Chief Financial Officer and Treasurer of Fairmount Bancorp, Inc. since its inception in November 2009 and Vice President, Chief Financial Officer and Treasurer of Fairmount Bank since September 2009. Ms. Beal served as Acting Chief Financial Officer of Fairmount Bank from September 2005 until September 2009. From 1998 until June 2005, she served as Senior Vice President and Chief Financial Officer of The Bank of Delmarva, Salisbury, Maryland, and as Vice President and Secretary of Delmar Bancorp, the holding company for The Bank of Delmarva.

Directors Compensation

Our directors are not compensated separately by Fairmount Bancorp, Inc., but serve on the Board of Directors of and are compensated by Fairmount Bank. We do not anticipate paying separate compensation to the Company’s directors until such time as such persons devote significant time to the separate management of our affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of Fairmount Bank. We may determine that such compensation is appropriate in the future.

In the fiscal year ended September 30, 2013, each non-employee director of Fairmount Bank, other than the Chairman of the Board, received a $500 monthly retainer, and each director received $650 for each board meeting attended. The Chairman received a $750 monthly retainer and $650 for each Board meeting attended. Each member of the Audit Committee, consisting of Messrs. Yanke, French and Lassahn and Ms. Craig, received $650 per meeting attended in person. Each non-employee member of the Loan Committee, consisting of Messrs. Yanke and Lally, received $325 per Loan Committee meeting attended that was not held on the same day as the monthly Board meeting.

Director Summary Compensation Table. The following table sets forth the compensation paid to our directors for the fiscal year ended September 30, 2013, except for Mr. Solomon whose compensation is set forth below under “Executive Compensation.” No equity awards were made to directors during the fiscal year ended September 30, 2013.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation		Total
Mary R. Craig	$16,450	$—	$—	$—		$16,450
Jay T. French	16,125	—	—	—		16,125
Edward J. Lally	15,350	—	—	8,385	(1)	23,735
Edgar F. Lassahn, Jr.	17,100	—	—	—		17,100
William G. Yanke	19,963	—	—	—		19,963

(1)	Payments for printing services to Fairmount Bank.

Committees and Meetings of the Board of Directors

We conduct business through meetings of our board of directors and its committees. During the year ended September 30, 2013, the Board of Directors of the Company met seven times, and the Board of Directors of Fairmount Bank met 12 times. All directors attended at least 75% of the Board of Directors’ meetings and assigned committee meetings during the 2013 fiscal year.

Membership on Certain Board Committees. The Board of Directors of Fairmount Bancorp, Inc. has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this Proxy Statement.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Mary R. Craig	*	*	*
Jay T. French	*	*	*
Edward J. Lally
Edgar F. Lassahn, Jr.	*	*	*
Joseph M. Solomon
William G. Yanke	*	*	*

The Audit Committee

The Board of Directors has a separately designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, internal audit function and our systems of internal accounting and financial controls. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Company’s Board of Directors has designated William G. Yanke as an “audit committee financial expert” under the rules of the SEC.

The Audit Committee of the Company met four times during the year ended September 30, 2013. The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company. The Audit Committee Charter is available on our website at http://www.fairmountbancorp.com.

The Compensation Committee

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in developing compensation philosophy, criteria, goals and policies for the Company’s executive officers that reflect the values and strategic objectives of the Company and Fairmount Bank. The Committee reviews the performance of and annually recommends to the full Board the compensation and benefits of the Company’s executive officers (including the Chief Executive Officer). The Committee administers the Company’s compensation plans, including any stock option and stock award plans, the ESOP and other incentive plans. The Committee establishes the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The Committee recommends to the full Board the compensation to be paid to directors of the Company and of affiliates of the Company for their service on the Board.

The Compensation Committee does not delegate to Company or Fairmount Bank officers its authority in compensation matters. The role of management, including the Chief Executive Officer, is to advise the Compensation Committee, to make recommendations as to the amount and form of executive and Board compensation, and to provide data, analysis and support for input into Committee decisions. The Committee also may request others, including compensation and benefits consultants and legal counsel, to attend meetings or to provide relevant information to assist the Committee in its work. In this connection, the Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the Committee in fulfilling its responsibilities. During the year ended September 30, 2013, the Committee did not retain a compensation and benefits consultant. The Compensation Committee is comprised of four members (Messrs. Yanke, French and Lassahn and Ms. Craig), and each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Compensation Committee met one time during the year ended September 30, 2013. The Board of Directors has adopted a written charter for the Committee, which is available on our website at http://www.fairmountbancorp.com.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in:

•	identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

•	recommending to the Board the director nominees for the next annual meeting;

•	implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines;

•	leading the Board in its annual review of the Board’s performance; and

•	recommending director nominees for each committee.

The Nominating and Corporate Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee solicits suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee seeks to identify candidates who at a minimum satisfy the following criteria:

•	have the highest personal and professional ethics and integrity and whose values are compatible with the Board’s;

•	have had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	are willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	are familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	are involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.

The Nominating and Corporate Governance Committee is currently comprised of four directors, and each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Company’s Board of Directors has adopted a written charter for the Committee, which is available on our website at http://www.fairmountbancorp.com. The Committee met one time during the year ended September 30, 2013.

Board Leadership Structure

At the first meeting of each newly elected Board of Directors, or at such other time when there is vacancy, the Board solicits input and nominations from its members and elects one of its members as Chairman to serve at the Board’s pleasure. The Chairman presides over each Board meeting and performs such other duties as may be incident to the office.

Although our Bylaws and Corporate Governance Guidelines would allow our Chairman to hold the position of Chief Executive Officer, it is current policy of the Board to separate these offices. This separation allows our Chairman to maintain an independent role in management oversight.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day to day management of risks faced by the Company and Fairmount Bank, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company and Fairmount Bank. Joseph M. Solomon, our President and Chief Executive Officer, serves on our Board of Directors and discusses with the Board the strategies and risks facing the Company and Fairmount Bank. The Board of Directors of Fairmount Bank also conducts risk oversight separate from the Company.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees and the evaluation and recommendation of corporate governance policies. The Nominating and Corporate Governance Committee Charter is available on our website at http://www.fairmountbancorp.com.

If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 8216 Philadelphia Road, Baltimore, MD 21237. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•

the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.” No submission for Board nominees was received by the Company for the Annual Meeting.

Codes of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers. The Board of Directors has also adopted a Code of Ethics and Business Conduct that applies to all officers, other employees and directors. Copies of both codes of ethics are available on our website at http://www.fairmountbancorp.com. Any waiver or substantial amendments of the codes of ethics applicable to our directors and executive officers also will be disclosed on our website.

Directors’ Attendance at Annual Meetings

We encourage directors’ attendance at our annual stockholders meetings and request that directors make reasonable efforts to attend those meetings. All of the members of the Board of Directors attended the 2013 Annual Meeting of Stockholders.

Executive Compensation

Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 2013 and 2012, certain information as to the total compensation paid to Joseph M. Solomon, the Company’s President and Chief Executive Officer, and Jodi L. Beal, the Company’s Vice President and Chief Financial Officer. No other executive officer received total compensation exceeding $100,000 for the 2012 and 2011 fiscal years.

Name and Principal Position	Fiscal Year	Salary		Bonus	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)		Total

Joseph M. Solomon,	2013	$151,872	(3)	$23,576	$—	$—	$26,251	(4)	$201,699
President and Chief Executive Officer	2012	146,924	(3)	27,232	62,604	55,389	23,365	(4)	315,514

Jodi L. Beal,	2013	$90,554		$4,040	$—	$—	$14,944	(5)	$109,538
Vice President and Chief Financial Officer	2012	86,831		12,469	45,120	39,920	14,003	(5)	198,343

(1)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options during the fiscal year, with respect to each of the named executive officers. The valuation of the outstanding restricted stock awards is based upon the stock price of $14.10 per share for the Company’s common stock on February 23, 2012, the date of the grant. The valuation of the outstanding stock options is based upon a fair value of $4.99 for each option using the Black-Scholes option pricing model and a dividend yield of 0%, expected volatility of 33.66%, risk free interest rate of 1.0% and expected lives of 6.50 years. See Notes 13 and 14 to the Consolidated Financial Statements for the year ended September 30, 2013.

(2)	Excludes perquisites, which did not exceed $10,000 for each named executive officer.
(3)	Includes director fees of $7,600 and $8,200 for each of fiscal years ended September 30, 2013 and 2012, respectively.
(4)

Consists of matching contributions under 401(k) plan of $6,851 and $6,603 for fiscal years ended September 30, 2013 and 2012, respectively. Also reflects $19,400 and $16,762 for shares of common stock allocated to Mr. Solomon’s account pursuant to the ESOP for fiscal years ended September 30, 2013 and 2012, respectively.

(5)

Consists of matching contributions under 401(k) plan of $3,784 and $3,973 for fiscal years ended September 30, 2013 and 2012, respectively. Also reflects $11,160 and $10,030 for shares of common stock allocated to Ms. Beal’s account pursuant to the ESOP for fiscal years ended September 30, 2013 and 2012, respectively.

Benefit Plans and Arrangements

Employment Agreements. Effective upon completion of the conversion to stock form, Fairmount Bank entered into a new employment agreement with Mr. Solomon. Also upon completion of the conversion, the Company entered into a separate employment agreement with Mr. Solomon, which has essentially identical provisions as the new Fairmount Bank agreement, except that the employment agreements provide that the Company will make any payments not made by Fairmount Bank under its agreement with Mr. Solomon and that Mr. Solomon will not receive any duplicate payments. Our continued success depends to a significant degree on the skills and competence of our President and Chief Executive Officer, and the employment agreements are intended to ensure that we maintain a stable management base.

The employment agreements each provide for three-year terms, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date. As of the date of this Proxy Statement, the term is for a three-year period ending in 2016. The aggregate base salary for Mr. Solomon under the employment agreements currently is $146,880. The Company and Fairmount Bank will apportion between us the aggregate base salary, based upon the services rendered by Mr. Solomon to the Company and to Fairmount Bank. The agreements also provide for participation in employee benefit plans and programs maintained for the benefits of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Upon termination of Mr. Solomon’s employment for cause, as defined in each of the agreements, he would receive no further compensation or benefits under the agreements. If we terminate Mr. Solomon for reasons other than for cause or if he terminates voluntarily under specified circumstances that constitute constructive termination, he will receive an amount equal to the base salary and cash bonus and employer contributions to benefit plans that would have been payable for the remaining term of the agreements. We will also continue to pay for his life, health and dental coverage for up to three years, with the executive responsible for his share of the employee premium.

If Mr. Solomon terminates employment for any reason other than for cause within 12 months following a change in control, he will receive the greater of (a) the amount he would have received if we terminated him for a reason other than for cause or if he voluntarily terminated under specified circumstances that constitute constructive termination (as described in the immediately preceding paragraph), or (b) three times his prior five-year average of taxable compensation less one dollar. We will also continue to pay for his life, health and dental coverage for up to three years.

Change in Control Severance Agreements. Upon completion of Fairmount Bank’s conversion to the stock form of organization in 2010, we entered into change in control severance agreements with two of our employees, Jodi L. Beal, our Vice President, Chief Financial Officer and Treasurer, and Lisa A. Cuddy, our Corporate Secretary and Vice President-Bank Operation. The discussion under this heading describes the material provisions under these change in control severance agreements.

We entered into these agreements because the banking industry has been consolidating for a number of years, and we do not want our key employees distracted by a rumored or actual change in control. Further, if a change in control should occur, we want our key employees to be focused on the business of the organization and the interests of stockholders. In addition, we think it is important that our key employees can react neutrally to a potential change in control and not be influenced by personal financial concerns. We believe these agreements are consistent with market practices and will assist us in retaining our talented employees.

Under these agreements, Ms. Beal and Ms. Cuddy are entitled to collect severance benefits in the event that (i) the employee voluntarily terminates employment within 90 days of an event that both occurs during a protected period and constitutes good reason, (ii) the employee’s employment is terminated for any reason other than just cause during a protected period, or (iii) the employee voluntarily terminates employment for any reason other than just cause within 30 days after a change in control, provided that any such termination constitutes a separation from service. The “protected period” is the period beginning three months before a change in control and ending on the later of the third anniversary of the change in control or the expiration date of the agreement. The severance payment is one year’s base salary.

401(k) Plan. Fairmount Bank has established a tax-advantaged safe harbor 401(k) program for its employees in order to encourage them to save for their retirement. Fairmount Bank pays all administrative expenses and provides a 100% employee match up to 4% of a participating employee’s annual salary. The 401(k) Plan will not invest in the Company’s common stock.

Employee Stock Ownership Plan and Trust. We implemented the ESOP in connection with the stock offering related to Fairmount Bank’s conversion to the stock form of organization in 2010. We issued and sold additional shares of common stock to the ESOP in connection with the stock offering related to our acquisition of Fullerton Federal Savings Association. Employees who are at least 21 years old with at least one year of employment with Fairmount Bank are eligible to participate. As part of the stock offerings, the ESOP trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the common stock issued in each stock offering. Collateral for the loans is the common stock purchased by the ESOP. The loans will be repaid principally from discretionary contributions by Fairmount Bank to the ESOP over a period of up to 10 years. The loan documents provide that the loans may be repaid over a shorter period, without penalty for prepayments. The interest rates on the loans equal the prime interest rate at the closing of the stock offering, and will adjust annually at the beginning of each calendar year. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loans are repaid.

Shares released from the suspense account will be allocated among ESOP participants on the basis of compensation in the year of allocation. Benefits under the plan will vest at the rate of 20% per year, and become fully vested upon completion of six years of service. Credit will be given for vesting purposes to participants for years of service with Fairmount Bank prior to the adoption of the plan, up to five years. A participant’s interest in his or her account under the ESOP will also fully vest in the event of termination of service due to the participant’s early retirement, normal retirement, death, disability, or upon a change in control (as defined in the ESOP). Vested benefits will be payable in a lump sum or by payment in a series of equal annual installments over a period of five years, in the form of common stock and, to the extent the participant’s account contains cash, benefits will be paid in cash, unless the participant elects to receive his or her entire vested interest in the form of stock. Fairmount Bank’s contributions to the ESOP are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the ESOP cannot be estimated. Pursuant to SOP 93-6, we will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the ESOP will terminate. See “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Executive Officers.”

Stock Benefit Plans. We currently maintain a 2010 Stock Option Plan (the “Stock Option Plan”) and a 2010 Recognition and Retention Plan and Trust Agreement (the “Recognition and Retention Plan”), both of which were approved by our stockholders at the 2011 Annual Meeting of Stockholders. A total of 44,403 shares of common stock have been reserved for future issuance under the Stock Option Plan. The Company is authorized to contribute sufficient funds so that the Recognition and Retention Plan trust can purchase 17,761 shares of common stock. As of the date hereof, the trust holds 15,482 shares of common. See “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Executive Officers.”

Stock Option Plan. The Stock Option Plan is designed to attract and retain qualified officers, other employees and non-employee directors, provide officers, other employees and non-employee directors with a proprietary interest in the Company as an incentive to contribute to its successes, and reward officers, other employees and non-employee directors for outstanding performance. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options. The options will be available for grants to officers, other employees and directors of the Company and any subsidiary, including Fairmount Bank, except that non-employee directors will be eligible to receive only awards of non-qualified options.

The Stock Option Plan is administered and interpreted by the Compensation Committee of the Board of Directors. The Stock Option Plan provides that grants to each officer or other employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively. Option grants made to non-employee directors in the aggregate shall not exceed 30% of the number of shares available under the Stock Option Plan. Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of the Company’s common stock).

Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant’s employment or service with the Company or any subsidiary is terminated. Unless the Committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his or her employment or service because of death or disability or as of the effective date of a change in control.

Recognition and Retention Plan. The Recognition and Retention Plan is designed to enable the Company to provide officers, other employees and non-employee directors with a proprietary interest in the Company and as an incentive to contribute to its success. Shares will be granted to officers, other employees and non-employee directors as determined by the Compensation Committee of the Board of Directors.

The Company will contribute sufficient funds to the trust so that the trust can purchase up to 17,761 shares of common stock. These shares may be acquired through open market purchases to the extent available, or the Company may issue previously unissued shares to the Recognition and Retention Plan.

Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all stockholder rights with respect to shares which have been earned and distributed. However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards would be held by the trust for the benefit of the recipients of share awards, and such distributions, including any interest thereon, will be paid out proportionately by the trust to the recipients thereof as soon as practicable after the share awards are earned.

If a recipient terminates employment or service for reasons other than death, disability or change in control, the recipient would forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service terminates due to death or disability shall be deemed earned as of the recipient’s last day of employment or service and shall be distributed as soon as practicable thereafter. In the event of a change in control of the Company, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Outstanding Equity Awards at Fiscal Year-End. The table below sets forth outstanding equity awards at September 30, 2013, to our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)
	Exercisable	Unexercisable
Joseph M. Solomon	2,220	8,800	$14.10	2/23/2022	3,552	$71,040
Jodi L. Beal	1,600	6,400	$14.10	2/23/2022	2,560	$51,200

(1)	Granted pursuant to our Stock Option Plan and are vesting at a rate of 20% per year.
(2)	Awarded under our Recognition and Retention Plan and are vesting at a rate of 20% per year.
(3)	Calculated by multiplying the closing market price of our common stock on September 30, 2013, which was $20.00, by the applicable number of shares of common stock subject to the stock awards.

Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth the information as of September 30, 2013 with respect to compensation plans (other than the ESOP) under which securities of the Company are authorized for issuance.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under stock based compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders	52,864	$14.10	9,300
Equity compensation plans not approved by stockholders	N/A	N/A	N/A

Total	52,864	$14.10	9,300

(1)	Reflects weighted average price of stock options only

Health and Welfare Benefits. We provide our named executive officers and other employees with core health and welfare benefits, including coverage for medical, dental, vision care, prescription drugs, basic life insurance, accidental death and long-term disability; they generally are eligible for the same benefit programs on the same basis. Our overall benefits philosophy is to focus on providing core benefits, with named executive officers and other employees able to use their cash compensation to obtain such other benefits as they determine to be appropriate for their individual circumstances.

Transactions with Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Fairmount Bank to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features. Fairmount Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee.

All loans made by Fairmount Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Fairmount Bank, and do not present any unusual risk of collectability or have any other unfavorable features. Fairmount Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors.

In addition, loans made by Fairmount Bank to a director or executive officer of Fairmount Bank must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of Fairmount Bank’s loans to its officers and directors and their related entities was $673,320 at September 30, 2013. As of September 30, 2013, these loans were performing according to their original terms.

Other Transactions. Since October 1, 2012, there have been no transactions, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds of $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND EXECUTIVE OFFICERS

Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the SEC regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of common stock, as well as shares beneficially owned by its directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)(2)		Percent of Shares of Common Stock Outstanding(1)
Fairmount Bancorp, Inc. Employee Stock Ownership Plan Trust
8216 Philadelphia Road
Baltimore, MD 21237	40,025	(3)	8.3%

Jeffrey E. Slemrod
Frances A. Slemrod
117 Madison Street
Newtown, PA 18940	25,654	(4)	5.3%

Joseph Stilwell
Stilwell Value Partners I, L.P.
Stilwell Activist Fund, L.P.
Stilwell Partners, L.P.
Stilwell Value LLC
111 Broadway, 12th Floor
New York, NY 10006	26,348	(5)	5.4%

Directors and Executive Officers:
Mary R. Craig	12,742		2.6%
Jay T. French	3,793		0.8%
Edward J. Lally	6,242		1.3%
Edgar F. Lassahn, Jr.	2,840		0.6%
Joseph M. Solomon	28,088	(6)(7)	5.7%
William G. Yanke	12,242		2.5%
Jodi L. Beal	18,399	(7)	3.7%

All Directors and Executive Officers as a group (7 persons)	84,346		17.3%

(1)

Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)

Includes all shares that may be acquired upon the exercise of stock options vesting within 60 days of the Record Date, as follows: Ms. Craig – 444 shares; Mr. French – 300 shares; Mr. Lally – 444 shares; Mr. Lassahn – 250 shares; Mr. Solomon – 2,220 shares; Mr. Yanke – 444 shares; and Ms. Beal – 1,600 shares. Also includes all shares that may be acquired upon the vesting of restricted stock awards within 60 days of the Record Date, as follows: Ms. Craig – 177 shares; Mr. French – 120 shares; Mr. Lally – 177 shares; Mr. Lassahn – 100; Mr. Solomon – 888 shares; Mr. Yanke – 177 shares; and Ms. Beal – 640 shares.

(footnotes continued on following page)

(3)

As of January 21, 2014, 20,527 shares were allocated to participants in the ESOP, and 19,498 shares were unallocated and held in the ESOP trust for future allocation to the accounts of participating employees. Amounts held by the plan trustees, Jodi L. Beal, William G. Yanke and Edward J. Lally, exclude the shares held in the ESOP trust other than those shares specifically allocated to the individual trustees. Shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Subject to the exercise of their fiduciary duties, unallocated shares and allocated shares for which no instructions are received are voted by the ESOP trustees in the same proportion as allocated shares for which they have received timely voting instructions.

(4)	As reported on Schedule 13G dated October 12, 2011, Jeffrey E. Slemrod and Frances A. Slemrod have sole voting power and sole dispositive power with respect to the shares.
(5)

Based on a Schedule 13D/A filed jointly on May 10, 2013, by Stilwell Value Partners I, L.P., a Delaware limited partnership; Stilwell Partners, L.P., a Delaware limited partnership; Stilwell Activist Fund, L.P., a Delaware limited partnership; Stilwell Value LLC, a Delaware limited liability company, and the general partner of Stilwell Value Partners I and Stilwell Activist Fund; and Joseph Stilwell, the managing member of and owner of more than 99% of the equity in Stilwell Value LLC and the general partner of Stilwell Partners, L.P.

(6)	Mr. Solomon’s address is Fairmount Bancorp, Inc., 8216 Philadelphia Road, Baltimore, MD 21237.
(7)

Includes 4,972 and 2,919 shares allocated to the ESOP trust accounts of Mr. Solomon and Ms. Beal, respectively. Excludes 15,482 shares held in the 2010 Recognition and Retention Plan trust, of which Mr. Solomon and Ms. Beal are trustees. Shares held by the Recognition and Retention Plan trust (whether or not subject to any award) will be voted in the same proportion as the shares held in the ESOP are voted and, in the absence of any such voting, in the manner directed by the Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis. Relying on representations of its directors and executive officers subject to Section 16 and copies of reports filed with the SEC, the Company believes that no director or executive officer of the Company failed to timely file such ownership reports during the year ended September 30, 2013. The Company is not aware of any 10% beneficial owners of its common stock.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Smith Elliott Kearns & Company, LLC to be the Company’s independent registered public accounting firm for the 2014 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Smith Elliott Kearns & Company, LLC for the Company’s fiscal year ending September 30, 2013. A representative of Smith Elliott Kearns & Company, LLC is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Smith Elliott Kearns & Company, LLC to the Company during fiscal 2013 and 2012:

The aggregate fees included in the Audit Fees category were fees billed for the audit of the Company’s or Fairmount Bank’s annual financial statements and for other services noted. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended September 30, 2013	Year Ended September 30, 2012
Audit Fees	$53,429	$55,366
Audit-Related Fees	—	4,494
Tax Fees	3,925	3,810
Other Fees	—	—

Audit Fees. During 2013 and 2012, audit fees totaled $53,429 and $55,366, respectively. These fees relate to the audit of the Company’s annual consolidated financial statements and to accounting consultation and research necessary to comply with generally accepted accounting standards.

Audit-Related Fees. During 2012, audit-related fees totaled $4,494. The fees during 2012 related primarily to services rendered in connection with the Company’s acquisition of Fullerton Federal Savings Association and the related stock offering by the Company. There were no audit-related fees in 2013.

Tax Fees. There were $3,925 and $3,810 in tax fees billed to the Company by Smith Elliott Kearns & Company, LLC during 2013 and 2012, respectively.

All Other Fees. There were no fees billed to the Company by Smith Elliott Kearns & Company, LLC during the past two fiscal years that are not described above.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In 2013 and 2012, there were no fees paid to Smith Elliott Kearns & Company, LLC that were not pre-approved by the Audit Committee.

In order to ratify the selection of Smith Elliott Kearns & Company, LLC as the independent registered public accounting firm for the 2014 year, the proposal must receive a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The Board of Directors recommends a vote “FOR” the ratification of Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for the 2014 fiscal year.

REPORT OF THE AUDIT COMMITTEE

Management has the primary responsibility for the Company’s internal controls and financial reporting processes. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements to determine that the Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this Proxy Statement:

The Audit Committee has in the performance of its oversight function:

•

performed the duties required by its charter, including meeting and holding discussions with management and the independent registered public accounting firm, reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended September 30, 2013;

•

discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, Communications with Audit Committees; and

•

received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committee Concerning Independence), and has discussed with the independent registered public accounting firm their independence and has discussed with the independent registered public accounting firm whether the provision of any non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independence of the auditors.

Based upon a review of the reports by, and discussions with, management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the Report of Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2013. In addition, the Audit Committee recommended that the Board of Directors appoint Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2014, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

William G. Yanke

Mary R. Craig

Jay T. French

Edgar F. Lassahn, Jr.

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH

THE BOARD OF DIRECTORS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 8216 Philadelphia Road, Baltimore, MD 21237, no later than September 30, 2014. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company, at 8216 Philadelphia Road, Baltimore, MD 21237, Attention: Board Administration. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed.

•	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or

•	not forward the communication if it is a primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request requirements for inclusion established by the SEC.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended September 30, 2013, accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an Annual Meeting of the Company or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not later than the close of business on the 90th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 90th day prior to the date of such annual meeting and not earlier than the close of business on the 120th day prior to the date of such annual meeting. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

A stockholder’s notice must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and in the case of nominations to the Board of Directors, certain information regarding the nominees; (ii) the name and address of the stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder and the beneficial owner; (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business; and (v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting. In addition, in the case of nominations to the Board of Directors, the stockholder’s notice must set forth any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the federal proxy rules. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefore. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF THE COMPANY’S 2013 ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2013, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT IS NOT SO INCLUDED, PLEASE ADDRESS WRITTEN NOTIFICATION TO LISA A. CUDDY, CORPORATE SECRETARY, FAIRMOUNT BANCORP, INC., 8216 PHILADELPHIA ROAD, BALTIMORE, MD 21237, OR CALL AT (410) 866-4500.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lisa A. Cuddy
Corporate Secretary

Baltimore, Maryland

January 28, 2014

REVOCABLE PROXY
FAIRMOUNT BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 25, 2014. The proxy statement and the Annual Report on Form 10-K for the year ended September 30, 2013 are available on the internet at:

http://www.cfpproxy.com/6839

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FAIRMOUNT BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 25, 2014 AND AT ANY ADJOURNMENT THEREOF.

The undersigned, being a stockholder of Fairmount Bancorp, Inc. (the “Company”), hereby appoints Mary R. Craig and Edgar F. Lassahn, Jr., with full powers of substitution, to act as attorneys and proxies for the undersigned to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on January 21, 2014 at the Annual Meeting of Stockholders to be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, Maryland 21237, on February 25, 2014, at 4:00 p.m., local time, or any adjournment thereof.

Mark here for address change.	☐

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With- hold	For All Except
1. ELECTION OF DIRECTORS:	☐	☐	☐
Nominees for a three year term: William G. Yanke and Joseph M. Solomon
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, both should sign.

	For	Against	Abstain
2. PROPOSAL to ratify the appointment of Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2014.	☐	☐	☐
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of Proposals 1 and 2. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Meeting, this proxy will be voted by the proxies on such matters as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the persons named herein to vote with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting.

The Board of Directors recommends that you vote (i) FOR the nominees for director and (ii) FOR the ratification of Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2014.

The above signed hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Fairmount Bancorp, Inc., to be held on February 25, 2014, or any adjournment thereof, and a Proxy Statement for the Annual Meeting, prior to the signing of this proxy.

6839